UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2009 (February 25, 2009)
Date of Report (date of Earliest Event Reported)

HUDSON HOLDING CORPORATION
(Exact Name of Company as Specified in its Charter)

DELAWARE	0-9587	20-3766053
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

111 Town Square Place, Suite 1500A
Jersey City, New Jersey  07310
(Address of principal executive offices and zip code)

(201) 216-010
(Company’s telephone number, including area code)

 (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Hudson’s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Hudson’s actual results to differ from management's current expectations are contained in Hudson’s filings with the Securities and Exchange Commission.  Hudson undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 8.01  Other Events.

On February 25, 2009,  Hudson Holding Corporation. issued a press release entitled “Formation of Investment Banking and Research Division.” A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

On March 16, 2009, Hudson Holding Corporation issued a press release entitled “Hudson Hires Institutional Sales Group.” A copy of the press release is filed as Exhibit 99.2 to this Form 8-K.

On March 17, 2009, Hudson Holding Corporation issued a press release entitled “Hudson Appoints General Counsel.” A copy of the press release is filed as Exhibit 99.3 to this Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Hudson Holding Corporation, dated February 25, 2009, entitled “Formation of Investment Banking and Research Division.”

99.2	Press Release issued by Hudson Holding Corporation, dated March 16, 2009, entitled “Hudson Hires Institutional Sales Group.”

99.3	Press Release issued by Hudson Holding Corporation, dated March 17, 2009, entitled “Hudson Appoints General Counsel.”

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUDSON HOLDING CORPORATION

Date: March 17, 2009	/s/ Martin Cunningham
Martin Cunningham
Chairman of the Board of Directors, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release issued by Hudson Holding Corporation, dated February 25, 2009, entitled “Formation of Investment Banking and Research Division.”
99.2	Press Release issued by Hudson Holding Corporation, dated March 16, 2009, entitled “Hudson Hires Institutional Sales Group.”
99.3	Press Release issued by Hudson Holding Corporation, dated March 17, 2009, entitled “Hudson Appoints General Counsel.”